SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) July 9, 1998
                                  ----------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5. OTHER EVENTS

      General Motors Corporation (GM or General Motors) today released financial information on the financial performance of its Consolidated Operations with Financing and Insurance Operations on an Equity Basis (Traditional GM) and Delphi Automotive Systems (Delphi) -- on a quarterly basis for 1996 through 1997
- adjusted for the effects of the Hughes Transactions, which took place in December of 1997. As part of the Hughes Transactions the defense electronics business of the Hughes Electronics Corporation (Hughes Defense) was spun off to holders of GM's $1-2/3 par value and Class H common stocks, immediately followed by the merger of Hughes Defense with the Raytheon Company. Concurrently, Delco Electronics, the automotive electronics subsidiary of Hughes, was transferred to GM's Delphi Automotive Systems.

      The following financial information has been prepared using a management approach, which is consistent with the basis and manner in which management internally disaggregates the Corporation's financial information for the purposes of assisting in making internal operating decisions. It is being released to allow interested parties to view the performance of the Delphi sector in the same manner as management.

      This information is not prepared in accordance with generally accepted accounting principles (GAAP). Certain common expenses are allocated among sectors less precisely than would be required for standalone financial information prepared in accordance with GAAP. Additionally, certain expenses (primarily certain U.S. taxes related to non-U.S. operations) are included in GM's "Other" sector and not in Delphi. This data represents historical information adjusted for the Hughes Transactions used by management for internal decision making purposes and, accordingly, other data prepared to represent the way in which the business may operate in the future, or data prepared on a GAAP basis may be materially different.

      The Adjusted columns represent financial information adjusted as of January 1, 1996 for the impact of the Hughes Transactions, the primary effects being the spin-off of the Hughes Defense business from Traditional GM, and the transfer of Delco Electronics to Delphi.





                                   * * * *

                           General Motors Corporation
                          Income Statement Summary Data
                                   (Unaudited)

                                Traditional GM            Delphi
1997 - Q1                  Reported    Adjusted    Reported    Adjusted
---------                  --------    --------    --------    --------

Revenues                   $37,457     $35,840      $6,664      $7,995

Income before income taxes   2,110       1,946         237         371
US, foreign and other
  income taxes                 730         668          72         123
Equity in earnings of
  affiliates                   397         397          14          15
Minority interest               19          19           1           1
                            ------      ------         ---       -----
Net income                  $1,796      $1,694        $180        $264
                             =====       =====         ===         ===

Net profit margin              4.8%        4.7%        2.7%        3.3%

EPS - Basic                   2.30        2.23
EPS - Diluted                 2.28        2.21


1997 - Q2

Revenues                   $39,741     $37,883      $6,778      $8,190

Income before income taxes   2,646       2,523         468         620
US, foreign and other
  income taxes                 909         904         170         228
Equity in earnings of
  affiliates                   343         364           7          10
Minority interest               18          19           5           5
                            ------      ------        ----       -----
Net income                  $2,098      $2,002        $310        $407
                             =====       =====         ===         ===

Net profit margin              5.3%        5.3%        4.6%        5.0%

EPS - Basic                   2.68        2.62
EPS - Diluted                 2.67        2.61


1997 - Q3

Revenues                   $37,125     $35,404      $6,044      $7,183

Income before income taxes   1,042         899          30         136
US, foreign and other income
  taxes (benefit)              289         253          (6)         35
Equity in earnings of
  affiliates                   301         315          17          20
Minority interest               13          12           2           2
                            ------        ----         ---        ----
Net income                  $1,067        $973         $55        $123
                             =====         ===          ==         ===

Net profit margin              2.9%        2.7%        0.9%        1.7%

EPS - Basic                   1.35        1.29
EPS - Diluted                 1.34        1.27

                           General Motors Corporation
                          Income Statement Summary Data
                                   (Unaudited)

                                Traditional GM            Delphi
1997 - Q4                  Reported    Adjusted    Reported    Adjusted
---------                  --------    --------    --------    --------

Revenues                   $39,458     $37,730      $6,830      $8,079

Income (loss) before
  income taxes                (251)       (417)       (902)       (748)
US, foreign and other income
  taxes (benefit)           (1,773)     (1,809)       (319)       (257)
Equity in earnings (losses)
  of affiliates                199         236         (23)        (18)
Minority interest               16          17           1           1
                            ------      ------       -----        ----
Net income (loss)           $1,737      $1,645       $(605)      $(508)
                             =====       =====         ===         ===

Net profit (loss) margin       4.4%        4.4%       (8.9%)      (6.3%)

EPS - Basic                   2.36        2.29
EPS - Diluted                 2.33        2.27


1997 - CY

Revenues                  $153,781    $146,857     $26,316     $31,447

Income (loss) before
  income taxes               5,547       4,951        (167)        379
US, foreign and other income
  taxes (benefit)              155          16         (83)        129
Equity in earnings of
  affiliates                 1,240       1,312          15          27
Minority interest               66          67           9           9
                            ------      ------         ---       -----
Net income (loss)           $6,698      $6,314        $(60)       $286
                             =====       =====          ==         ===

Net profit (loss) margin       4.4%        4.3%       (0.2%)       0.9%

EPS - Basic                   8.70        8.45
EPS - Diluted                 8.62        8.37

                           General Motors Corporation
                          Income Statement Summary Data
                                  Segment Data
                                   (Unaudited)

                                Net Income/(Loss)
1997 - Q1                  Reported      Adjusted
---------                  --------      --------

     NAO                      764          764
     Delphi                   180          264
     IO                       317          317
     GMAC                     372          372
     HEC                      235           24
     Other                    (72)         (47)
                           ------       ------
     Total GM               1,796        1,694
                            =====        =====

1997 - Q2

     NAO                      474          474
     Delphi                   310          407
     IO                       488          488
     GMAC                     338          338
     HEC                      542          324
     Other                    (54)         (29)
                           ------       ------
     Total GM               2,098        2,002
                            =====        =====

1997 - Q3

     NAO                      423          423
     Delphi                    55          123
     IO                       137          137
     GMAC                     312          312
     HEC                      240           53
     Other                   (100)         (75)
                           ------         ----
     Total GM               1,067          973
                            =====          ===

1997 - Q4

     NAO                   (1,747)      (1,747)
     Delphi                  (605)        (508)
     IO                      (461)        (461)
     GMAC                     279          279
     HEC                      259           70
     Other                  4,012        4,012
                            -----        -----
     Total GM               1,737        1,645
                            =====        =====

1997 - CY

     NAO                      (86)         (86)
     Delphi                   (60)         286
     IO                       481          481
     GMAC                   1,301        1,301
     HEC                    1,276          471
     Other                  3,786        3,861
                            -----        -----
     Total GM               6,698        6,314
                            =====        =====

                           General Motors Corporation
                          Income Statement Summary Data
                                   (Unaudited)

                                Traditional GM            Delphi
1996 - Q1                  Reported    Adjusted    Reported    Adjusted
---------                  --------    --------    --------    --------

Revenues                   $34,672     $32,961      $6,189      $7,383

Income before income taxes     686         502         121         286
US, foreign and other
  income taxes                 235         160          47         110
Equity in earnings of
  affiliates                   351         360           4           6
Minority interest               (2)         (3)          1           1
                             -----       -----        ----        ----
Net income from continuing
  operations                  $800        $699         $79        $183
                               ===         ===          ==         ===

Net profit margin from continuing
  operations                   2.3%        2.1%        1.3%        2.5%

EPS from continuing operations
   - Basic                    0.93        0.87
EPS from continuing operations
   - Diluted                  0.92        0.86

1996 - Q2

Revenues                   $40,182     $38,559      $7,307      $8,775

Income before income taxes   2,604       2,472         528         767
US, foreign and other
  income taxes                 885         840         184         276
Equity in earnings of
  affiliates                   385         398          16          19
Minority interest               (8)         (9)         (5)         (5)
                           -------     -------       -----       -----
Net income from continuing
  operations                $2,096      $2,021        $355        $505
                             =====       =====         ===         ===

Net profit margin from continuing
  operations                   5.2%        5.2%        4.9%        5.8%

EPS from continuing operations
  - Basic                     2.65        2.63
EPS from continuing operations
  - Diluted                   2.63        2.61

1996 - Q3

Revenues                   $34,607     $32,996      $6,370      $7,565

Income before income taxes     918         721         187         356
US, foreign and other income
  taxes (benefit)               27         (59)        (35)         30
Equity in earnings of
  affiliates                   349         352          12          14
Minority interest               31          31           4           4
                            ------      ------       -----       -----
Net income                  $1,271      $1,163        $238        $344
                             =====       =====         ===         ===

Net profit margin              3.7%        3.5%        3.7%        4.5%

EPS - Basic                   1.57        1.51
EPS - Diluted                 1.56        1.49

                           General Motors Corporation
                          Income Statement Summary Data
                                   (Unaudited)

                                Traditional GM            Delphi
1996 - Q4                  Reported    Adjusted    Reported    Adjusted
---------                  --------    --------    --------    --------

Revenues                    35,966     $34,206      $6,136      $7,309

Income (loss) before
  income taxes                 205          (7)       (226)       (132)
US, foreign and other income
  taxes (benefit)             (262)       (301)        (62)        (26)
Equity in earnings of
  affiliates                   284         294          15          18
Minority interest               35          37           3           3
                            ------      ------        ----         ---
Net income (loss)             $786        $625       $(146)       $(85)
                               ===         ===         ===          ==

Net profit (loss) margin       2.2%        1.8%       (2.4%)      (1.2%)

EPS - Basic                   0.92        0.79
EPS - Diluted                 0.91        0.78


1996 - CY

Revenues                  $145,427    $138,722     $26,002     $31,032

Income before income taxes   4,413       3,688         610       1,277
US, foreign and other
  income taxes                 885         640         134         390
Equity in earnings of
  affiliates                 1,369       1,404          47          57
Minority interest               56          56           3           3
                            ------      ------        ----       -----
Net income from continuing
   operations               $4,953      $4,508        $526        $947
                             =====       =====         ===         ===

Net profit margin from continuing
  operations                   3.4%        3.2%        2.0%        3.1%

EPS from continuing operations
  - Basic                     6.07        5.80
EPS from continuing operations
  - Diluted                   6.03        5.76

                           General Motors Corporation
                          Income Statement Summary Data
                                  Segment Data
                                   (Unaudited)

                                Net Income/(Loss)
                           from Continuing Operations
1996 - Q1                  Reported      Adjusted
---------                  --------      --------

     NAO                     (279)        (279)
     Delphi                    79          183
     IO                       432          432
     GMAC                     309          309
     HEC                      312           82
     Other                    (53)         (28)
                             ----         ----
     Total GM                 800          699
                              ===          ===

1996 - Q2

     NAO                      705          705
     Delphi                   355          505
     IO                       424          424
     GMAC                     350          350
     HEC                      306           56
     Other                    (44)         (19)
                           ------       ------
     Total GM               2,096        2,021
                            =====        =====

1996 - Q3

     NAO                      277          277
     Delphi                   238          344
     IO                       323          323
     GMAC                     307          307
     HEC                      252           13
     Other                   (126)        (101)
                           ------       ------
     Total GM               1,271        1,163
                            =====        =====

1996 - Q4

     NAO                       27           27
     Delphi                  (146)         (85)
     IO                       353          353
     GMAC                     274          274
     HEC                      281           33
     Other                     (3)          23
                             ----         ----
     Total GM                 786          625
                              ===          ===

1996 - CY

     NAO                      730          730
     Delphi                   526          947
     IO                     1,532        1,532
     GMAC                   1,240        1,240
     HEC                    1,151          184
     Other                   (226)        (125)
                           ------       ------
     Total GM               4,953        4,508
                            =====        =====

                                 * * * * * *

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            ---------------------------
                                                     (Registrant)
Date    July 9, 1998
        ------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)